                                                                    EXHIBIT 10.2


                              PERFORMANCE GUARANTY


          This PERFORMANCE GUARANTY (as the same may be amended, supplemented or modified from time to time, this "Performance Guaranty"), dated as of December 31, 1997 is made by and among JEFFERSON-PILOT CORPORATION, a North Carolina corporation (together with its successors and permitted assigns, the "Performance Guarantor") to and for the benefit of PREFERRED RECEIVABLES FUNDING CORPORATION ("PREFCO"), the INVESTORS (as defined below) and THE FIRST NATIONAL BANK OF CHICAGO, as agent for PREFCO and the Investors (collectively, together with their successors and permitted assigns, the "Beneficiaries" and, individually, a "Beneficiary").


                             W I T N E S S E T H :
                             -------------------

          WHEREAS Hampshire Funding, Inc., a New Hampshire corporation (together with its successors and permitted assigns, the "Seller" and "Servicer"), is entering into that certain Receivables Purchase Agreement dated as of December 31, 1997 (as amended, restated, supplemented or otherwise modified from time to time after the date hereof, the "Receivables Purchase Agreement") among the Seller, Servicer, PREFCO, those certain financial institutions from time to time party to the Receivables Purchase Agreement (the "Investors") and the Agent; and


          WHEREAS it is a condition to the effectiveness of the transactions contemplated by the Receivables Purchase Agreement that the Performance Guarantor execute and deliver this Performance Guaranty; each Primary Obligor is a direct or indirect wholly-owned subsidiary of the Performance Guarantor and the Performance Guarantor has determined that the delivery of this Performance Guaranty and consummation of the transactions contemplated by the Receivables Purchase Agreement and the other Guaranteed Agreements (as such term is defined below) is in furtherance of its interest.


          NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Performance Guarantor hereby agrees as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          Capitalized terms used herein (including those used in the foregoing recitals) but not otherwise defined herein shall have the meanings specified in
Exhibit I of the Receivables Purchase Agreement. All references to Sections, Schedules and Exhibits herein are to Sections, Schedules and Exhibits to this Performance Guaranty unless otherwise indicated.


                                   ARTICLE II


                                    CONSENT
                                    -------

          The Performance Guarantor does hereby acknowledge that it is fully aware of and consents to the terms and conditions of each Guaranteed Agreement.




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                                  ARTICLE III

                             Performance Guaranty
                             --------------------


     Section III.1  Guaranteed Obligations.
                    ----------------------

     The Performance Guarantor does hereby irrevocably and unconditionally guarantee, as primary obligor and not as a surety to each of the Beneficiaries, the full and prompt performance by each of the Seller and the Servicer (collectively, the "Primary Obligors", and each individually, a "Primary Obligor") of each and every duty, agreement, covenant, undertaking, indemnity and obligation required to be performed or discharged by any Primary Obligor under and in strict accordance with the terms of the Receivables Purchase Agreement, and any other agreement, instrument or other document executed by any Primary Obligor pursuant thereto or pursuant to the transactions contemplated thereby (collectively, the "Guaranteed Agreements") however created, arising or evidenced, whether direct or indirect, primary or secondary, absolute or contingent, joint or several, and whether now or hereafter existing or due or to become due. The Performance Guarantor hereby agrees that if for any reason any Primary Obligor shall fail to perform and discharge any duty, agreement, covenant, undertaking or obligation of such Primary Obligor under any Guaranteed Agreement, then the Performance Guarantor shall promptly perform such duty, agreement, covenant, undertaking or obligation or cause the same to be promptly performed and discharged, in each case, without regard to any exercise or nonexercise by any Beneficiary of any right, remedy, power or privilege under or in respect of any Guaranteed Agreement against any Primary Obligor. The Performance Guarantor also agrees to indemnify the Beneficiaries against any loss, cost, expense or other damage arising from the failure of the Primary Obligors to duly perform or discharge any duty, agreement, covenant, undertaking or obligation under any Guaranteed Agreement or from the failure of the Performance Guarantor to perform or discharge any duty, agreement, covenant, undertaking or obligation hereunder, or arising from the failure of the Servicer to maintain a perfected security interest in the Mutual Fund Shares or the failure of the Agent (for the benefit of the Beneficiaries) to receive and maintain a perfected security interest in each Receivable (and related Collections) and to maintain a security interest in the Mutual Fund Shares, in each case purported to be transferred and assigned to the Agent pursuant to the Guaranteed Agreements provided however, the Agent shall not be indemnified for
                      -------- -------
the failure to have such a perfected security interest maintained in favor of the Agent (for the benefit of the Beneficiaries) to the extent such failure results solely from the gross negligence or willful misconduct of the Agent.
The duties, agreements, covenants, undertakings and obligations required to be performed or discharged by the Primary Obligors hereby guaranteed are hereinafter referred to collectively as the "Guaranteed Obligations" and individually as a "Guaranteed Obligation".

     The Performance Guarantor agrees to reimburse each Beneficiary on demand for any and all expenses (including reasonable counsel fees and expenses) incurred by such Beneficiary in attempting to obtain the performance by any Primary Obligor of any of their respective obligations under the Guaranteed Agreements, by the Performance Guarantor of the obligations hereunder or in enforcing or attempting to enforce any other rights under this Performance Guaranty.

     Section III.2  Nature of Obligations.  This Performance Guaranty shall
                    ---------------------
constitute a guaranty of performance and the Performance Guarantor specifically agrees that it shall not be necessary, and that the Performance Guarantor shall not be entitled to require, before or as a condition of enforcing the liability of the Performance Guarantor under this Performance Guaranty or requiring performance of the Guaranteed Obligations by the Performance Guarantor hereunder, or at any time thereafter, that any Person: (a) file suit or proceed to obtain or assert a claim for personal judgment against any Primary Obligor or any other Person that may be liable for any Guaranteed Obligation; (b) make any other effort to obtain payment or performance of any Guaranteed Obligation from any Primary Obligor or any other Person that may be liable for such Guaranteed Obligation; (c) foreclose against or seek to realize upon any security now or hereafter existing for such Guaranteed Obligation; (d) exercise or assert any other right or remedy to which such Person is or may be entitled in connection with any Guaranteed Obligation or any security or other guaranty therefor; or
(e) assert or file any claim against the assets of any Primary Obligor or any other Person liable for any Guaranteed Obligation.


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                                  ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          Section IV.1 The Performance Guarantor hereby represents and warrants to the Beneficiaries that:

          (a)  Corporate Existence and Power.  The Performance Guarantor is a
               ----------------------------
corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted.


          (b)  No Conflict.  The execution, delivery and performance by the
               -----------
Performance Guarantor of this Performance Guaranty is within its corporate powers, has been duly authorized by all necessary corporate action, does not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property. This Performance Guaranty has been duly authorized, executed and delivered by the Performance Guarantor.


          (c)  Governmental Authorization.  No authorization or approval or
               --------------------------
other action by, and no notice to or filing with, any governmental authority or regulatory body (including, without limitation, the Securities and Exchange Commission or any state, federal or local insurance regulatory governmental, or administrative body,) is required for the due execution, delivery and performance by the Performance Guarantor of this Performance Guaranty.


          (d)  Binding Effect.  This Performance Guaranty constitutes the legal,
               --------------
valid and binding obligation of the Performance Guarantor enforceable against the Performance Guarantor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.


          (e) Accuracy of Information.  All information heretofore furnished by
              -----------------------
the Performance Guarantor to the Beneficiaries for purposes of or in connection with this Performance Guaranty or any transaction contemplated by the Guaranteed Agreements, and all such information hereafter furnished by the Performance Guarantor to the Beneficiaries, will be true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.


          (f) Material Adverse Effect.  Since September 30, 1997 no event has
              -----------------------
occurred which would have a material adverse effect on the business, financial condition, operations or prospects of the Performance Guarantor.


                                   ARTICLE V

                         CHARACTER OF OBLIGATIONS; ETC.
                         ------------------------------

     Section V.1  Obligations Not Affected.  Except as provided in Section
                  ------------------------
7.6 hereof, the obligations of the Performance Guarantor hereunder shall be continuing and irrevocable, absolute and unconditional, primary and original, immediate and not contingent and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by any circumstance or condition including, without limitation, the occurrence of any one or more of the following events:


          (a) any lack of the validity or enforceability of any of the Guaranteed Obligations under the Guaranteed Agreements or any provision thereof or the absence of any action to enforce the same;

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          (b)    any change in the time, manner or place of performance or
     payment of, or in any other term of, all or any of the Guaranteed Obligations or any other modification, supplement or amendment of or any consent to any departure from the terms and conditions of any of the Guaranteed Agreements;

          (c) any exchange, release or nonperfection of any security for any Guaranteed Obligation or the acceptance of any security therefor;

          (d) the waiver by any Beneficiary of the performance or observance by any Primary Obligor of any Guaranteed Obligation or of any default in the performance or observance thereof, or any extension by any Beneficiary of the time for payment or performance and discharge by any Primary Obligor of any Guaranteed Obligation or any extension, indulgence or renewal of any Guaranteed Obligation;

          (e) any change, restructuring or termination of the corporate structure or existence of any Primary Obligor or the Performance Guarantor, or any bankruptcy, insolvency, winding up, dissolution, liquidation, receivership, or reorganization of, or similar proceedings affecting the Performance Guarantor, any Primary Obligor or their respective assets or any resulting release or discharge of any of the Guaranteed Obligations;

          (f) the recovery of any judgment against any Person or any action to enforce the same;

          (g) any failure, omission or delay in the enforcement of the obligations of any Person under any Guaranteed Agreement (or any other agreement) or any provision thereof;

          (h) any set-off, counterclaim, deduction, defense, abatement, suspension, deferment, diminution, recoupment, limitation or termination available with respect to any Guaranteed Obligation, and, to the extent permitted by applicable law, irrespective of any other circumstances that might otherwise limit recourse by or against the Performance Guarantor or any other Person;

          (i) the obtaining, amendment or release of or consent to any departure from the primary or secondary obligation of any other Person, in addition to the Performance Guarantor, with respect to any Guaranteed Obligation;

          (j) any compromise, alteration, amendment, modification, extension, renewal, release or other change, or consent or other action, or delay or omission or failure to act, in respect of any of the terms, covenants or conditions of any Guaranteed Agreement or Guaranteed Obligation, or any other agreement or any related document referred to therein, or any assignment or transfer of any thereof;

          (k) any other circumstance that might otherwise constitute a legal or equitable defense available to or a discharge of a guarantor or surety with respect to any Guaranteed Obligation;

          (l) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other assets of any Primary Obligor or the Performance Guarantor, or any furnishing or acceptance of additional collateral or any release of any existing security;

          (m) any regulatory change or other governmental action (whether or not adverse);

          (n) the partial payment or performance of the Guaranteed Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise) shall be accepted or received; or

          (o) any default, failure or delay, whether as a result of actual or alleged force majeure, commercial impracticability or otherwise, in the performance of the Guaranteed Obligations, or by any other act or circumstance (other than performance) which may or might in any manner or to any extent vary the risk of the Performance Guarantor, or which would otherwise operate as a discharge of the Performance Guarantor as a matter of law.



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In the absence of any termination of this Performance Guaranty, as permitted by the relevant provision contained herein, the Performance Guarantor agrees that nothing shall discharge or satisfy its obligations created hereunder except for the full payment and performance of the Guaranteed Obligations.


          Section V.2  Waiver by the Performance Guarantor.  The Performance
                       -----------------------------------
Guarantor hereby expressly and irrevocably waives, to the extent permitted by applicable law, diligence, demand for payment, filing of claims with any court, any proceeding to enforce any provision of any Guaranteed Agreement, notice of acceptance of this Performance Guaranty, notice of the creation of any liabilities by any Primary Obligor, any right to require a proceeding first against any Primary Obligor, whether to marshall any assets or to exhaust any security for the performance of the obligations of any Primary Obligor or otherwise, any diligence in collection or protection of or realization upon any Guaranteed Obligation, any obligation hereunder or any collateral security for any of the foregoing, any right of protest, presentment, notice or demand whatsoever, all claims of waiver, release, surrender, alteration or compromise, and all defenses (other than the defense of performance by any Primary Obligor), set-offs, counterclaims, recoupments, reductions, limitations, impairments or terminations, whether arising hereunder or otherwise.


          Section V.3  Separate Obligations; Reinstatement.  The obligations of
                       -----------------------------------
the Performance Guarantor to perform and discharge any duties, agreements, covenants, undertakings or obligations hereunder shall (a) constitute separate and independent obligations of the Performance Guarantor from its other obligations under this Performance Guaranty and (b) give rise to separate and independent causes of action against the Performance Guarantor. The Performance Guarantor agrees that this Performance Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Primary Obligor is rescinded or must be otherwise restored by any of the Beneficiaries, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.


          Section V.4  Subrogation.  The Performance Guarantor will not exercise
                       -----------
any rights which it may acquire by way of subrogation under this Performance Guaranty, by any performance or payment made hereunder or otherwise, until all the Guaranteed Obligations and all other obligations hereunder shall have been paid or performed in full. If any amount shall be paid to the Performance Guarantor on account of such subrogation rights at any time prior to the payment and performance in full of the Guaranteed Obligations and the other obligations hereunder, such amount shall be held in trust for the benefit of the Beneficiaries and shall forthwith be paid to the Beneficiaries to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Guaranteed Agreement or to be held by the Beneficiaries as collateral security for any Guaranteed Obligations thereafter existing. If (i) the Performance Guarantor shall perform or make payment to the Beneficiaries of all or any part of the Guaranteed Obligations and (ii) all the Guaranteed Obligations and all other obligations under this Performance Guaranty shall be satisfied or paid in full, the Beneficiaries will, at the Performance Guarantor's request, execute and deliver to the Performance Guarantor appropriate documents without recourse and with representation or warranty, necessary to evidence the transfer by subrogation to the Performance Guarantor of an interest in the Guaranteed Obligations resulting from such payment by the Performance Guarantor.


                                   ARTICLE VI

                            RIGHTS OF THIRD PARTIES
                            -----------------------

          This Performance Guaranty is made for the benefit of, and shall be enforceable by, each Beneficiary and its permitted successors and assigns to the extent of its interest hereunder. This Performance Guaranty shall not be construed to create any right in any Person other than the Beneficiaries or to be a contract in whole or in part for the benefit of any Person other than the Beneficiaries.


                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

          Section VII.1  Amendments.  Neither this Performance Guaranty nor any
                         ----------
of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the Performance Guarantor and all Beneficiaries.

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          Section VII.2  Notices.  Any notice, request or other communication
                         -------
hereunder shall be given in writing and shall be sent in accordance with Section
11.2 of the Receivables Purchase Agreement and (i) in the case of the Beneficiaries, to the address for such Beneficiary set forth in Section 11.2 of the Receivables Purchase Agreement, and (ii) if to the Performance Guarantor, to 100 N. Greene Street, Greensboro North Carolina 27401.


          Section VII.3  Severability.  Any provision of this Performance
                         ------------
Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law the Performance Guarantor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.


          Section VII.4  Delay.  No delay on the part of any Beneficiary in the
                         -----
exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.


          Section VII.5  Expenses.  The Performance Guarantor shall pay, or
                         --------
reimburse each Beneficiary for, all costs and expenses, including, without limitation, reasonable and documented attorneys' fees and disbursements, incurred by it in connection with the enforcement of this Performance Guaranty.


          Section VII.6  Term.  Subject to reinstatement as set forth in Section
                         ----
5.3 hereof, this Performance Guaranty shall be in full force and effect and shall not terminate with respect to any of the Guaranteed Obligations until the earlier of payment and performance finally and indefeasibly in full of all Guaranteed Obligations.


          Section VII.7  Solvency.  The execution, delivery and performance by
                         --------
the Performance Guarantor of this Performance Guaranty will not render the Performance Guarantor insolvent, nor is it being made in contemplation of the Performance Guarantor's insolvency.


          Section VII.8  Successors and Assigns.  The terms of this Performance
                         ----------------------
Guaranty shall be binding upon the Performance Guarantor and its successors and assigns and shall inure to the benefit of, and may be enforced by, the Beneficiaries.


          Section VII.9  Governing Law.  THIS PERFORMANCE GUARANTY AND THE
                         -------------
RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS. THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF ILLINOIS.


          Section VII.10  Provisions Subject to Applicable Law.  All rights,
                          ------------------------------------
powers and remedies herein may be exercised only to the extent that the exercise thereof does not violate any applicable law and are intended to be limited to the extent necessary so that they will not render this Performance Guaranty invalid or unenforceable under the provisions of any applicable law.


          Section VII.11  Headings.  The headings of the various sections of
                          --------
this Performance Guaranty are inserted for purposes of convenience of reference only and shall not modify, define, expand or limit any of the terms and provisions hereof.


          Section VII.12  Further Assurances.  The Performance Guarantor will,
                          ------------------
upon the reasonable request of any Beneficiary, at the Performance Guarantor's expense without reimbursement from any Primary Obligor, promptly and duly execute and deliver all such documents and assurances and take such further action as may be necessary or appropriate in order to carry out more effectively the intent and purpose of this Performance Guaranty and to establish and protect the rights and remedies created hereunder.


          Section VII.13  No Remedy Exclusive.  No remedy conferred upon or
                          -------------------
reserved to the Beneficiaries herein or in the Guaranteed Agreements is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Performance Guaranty or now or hereafter existing at law or in equity.



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          Section VII.14  Bankruptcy Petition.  The Performance Guarantor hereby
                          -------------------
covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding senior Indebtedness of PREFCO, it will not institute against, or join any other Person in instituting against, PREFCO any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.


          Section VII.15 Limitation of Liability. Except with respect to any
                         -----------------------
claim arising out of the willful misconduct or gross negligence of any Beneficiary, no claim may be made by the Performance Guarantor or any other Person against any Beneficiary or its respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Performance Guaranty or any other Transaction Document.


          Section VII.16  Ratification of Performance Guaranty.  At the next
                          ------------------------------------
meeting of the board of directors of the Performance Guarantor, such board of directors shall ratify the execution, delivery and performance of this Performance Guaranty by the Performance Guarantor and the Performance Guarantor shall provide the Beneficiaries with a certified copy of such ratification action by such board of directors.


          Section VII.17  CONSENT TO JURISDICTION.  THE PERFORMANCE GUARANTOR
                          -----------------------
HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PERFORMANCE GUARANTY OR ANY OTHER TRANSACTION DOCUMENT. THE PERFORMANCE GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.


          Section VII.18   WAIVER OF JURY TRIAL. EACH BENEFICIARY AND THE
                           --------------------
PERFORMANCE GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS PERFORMANCE GUARANTY OR ANY OTHER TRANSACTION DOCUMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.



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          IN WITNESS WHEREOF, the Performance Guarantor has caused this
Performance Guaranty to be executed and delivered to each Beneficiary as of the date first above written.



                              JEFFERSON-PILOT CORPORATION


                              By: ____________________________________
                                  Name:   Dennis R. Glass
                                  Title:  Executive Vice President,
                                          Chief Financial Officer and
                                          Treasurer




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